DELAWARE GROUP INCOME FUNDS

Delaware Strategic Income Fund

Supplement to the Fund's
Class A, Class B and Class C Prospectus
dated September 30, 2002

The Board of Trustees has approved the addition of Class R Shares. These shares will be made available effective June 1, 2003. This Supplement describes those characteristics unique to Class R Shares. This Supplement also updates the annual fund operating expense figures for Class A, Class B and Class C Shares. Please carefully review this Supplement and the Prospectus with your financial advisor when making an investment decision.

The following, which reflects the fees and expenses applicable to Class R Shares, amends the information on page 4 of the Prospectus under "Profile: Delaware Strategic Income Fund - What are the Funds' fees and expenses?".

You do not pay sales charges directly from your investments when you buy or sell Class R Shares.
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.	CLASS	A	B	C	R
	Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
	Redemption fees	none	none	none	none
	Exchange fee[4]	none	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
Annual fund operating expenses are deducted from the Fund's assets.	CLASS	A	B	C	R
	Management fees	0.65%	0.65%	0.65%	0.65%
	Distribution and service (12b-1) fees[5]	0.30%	1.00%	1.00%	0.60%
	Other expenses	0.94%	0.94%	0.94%	0.94%
	Total annual fund operating expenses[6]	1.89%	2.59%	2.59%	2.19%
	Fee waivers and payments	(0.89%)	(0.84%)	(0.84%)	(0.84%)
	Net expenses	1.00%	1.75%	1.75%	1.35%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.7 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS [8]	A	B	B	C	C	R
		(if redeemed)		(if redeemed)

1 year	$628	$262	$662	$262	$362	$137
3 years	$1,013	$805	$1,030	$805	$805	$604
5 years	$1,421	$1,375	$1,525	$1,375	$1,375	$1,098
10 years	$2,558	$2,754	$2,754	$2,925	$2,925	$2,458

A purchase of Class A Shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

  If you redeem Class B Shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.

  Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

  Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C Shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R Shares are subject to a 12b-1 fee of 0.60%. The Fund's distributor has contracted to limit the Class A Shares through March 31, 2003 to no more than 0.25% of average daily net assets.

  The investment manager has agreed to waive fees and pay expenses through March 31, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments:
Fund operating expenses including voluntary expense caps in place through March 31, 2003	CLASS	A	B	C
	Management fees	0.00%	0.00%	0.00%
	Distribution and service (12b-1) fees	0.25%[4]	1.00%	1.00%
	Other expenses	0.75%	0.75%	0.75%
	Total annual fund operating expenses	1.00%	1.75%	1.75%

  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 6.

  The Class B example reflects the conversion of Class B Shares to Class A Shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A Shares.

The following information replaces the fourth bullet and adds a sixth bullet, respectively, under "About your account - Choosing a share class - Class A" on page 14:

Class A

  Class A Shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited to 0.25% through September 30, 2003) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R Shares.

  Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

The following information replaces the fifth bullet under "About your account - Choosing a share class - Class B" on page 15:

Class B

  Because of the higher 12b-1 fees, Class B Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R Shares.

The following information replaces the fourth bullet under "About your account - Choosing a share class - Class C" on page 15:

Class C

  Because of the higher 12b-1 fees, Class C Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R Shares.

The following information supplements the section "About your account - Choosing a share class" on page 15:

Class R

  Class R Shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R Shares are not subject to a contingent deferred sales charge.

  Class R Shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C Shares.

  Because of the higher 12b-1 fee, Class R Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A Shares.

  Unlike Class B Shares, Class R Shares do not automatically convert into another class.

  Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R Shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any Shareholders account holding who held Class A Shares as of June 1, 2003 (the date Class R Shares were made available) and who became eligible to purchase Class R shares, continues to be eligible to purchase Class A Shares after such that date. Any account holding Class R Shares is not eligible to purchase Class A Shares.

The following information supplements the introductory paragraph under the section "About your account - How to reduce your sales charge" on page 16:

"Class R Shares have no up front sales charge."

The following replaces the second sentence under the section "About your account - Special services - Exchanges" on page 22:

"However, if you exchange shares from a money market fund that does not have a sales charge or from Class R Shares of any fund you will pay any applicable sales charge on your new shares."

This Supplement is dated May 22, 2003.